SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): OCTOBER 1, 1999

                       INTERNATIONAL SPEEDWAY CORPORATION
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

          0-2384                                          59-0709342
(Commission File Number)                    (I.R.S. Employer Identification No.)


1801 WEST INTERNATIONAL SPEEDWAY BLVD.
        DAYTONA BEACH, FLORIDA                                    32114
(Address of principal executive offices)                        (Zip Code)

                                 (904) 254-2700
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS.

                  On October 1, 1999, International Speedway Corporation (the "Company") issued a press release announcing the pricing of $225 million principal amount of Senior Notes due 2004. A copy of such press release is attached hereto as Exhibit 99.1 pursuant to Rule 135c. of the Securities Act of 1933, as amended, and is incorporated herein by reference.

                  On October 5, 1999, the Company issued a press release announcing its financial results for the third quarter and the nine months ended August 31, 1999. A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

        (c)       Exhibits

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

        99.1 Press Release of International Speedway Corporation dated October 1, 1999.

        99.2 Press Release of International Speedway Corporation dated October 5, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTERNATIONAL SPEEDWAY CORPORATION

Date:  October 5, 1999                       By: /s/ Susan G. Schandel
                                                --------------------------------
                                                 Susan G. Schandel
                                                 Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT                  DESCRIPTION
 99.1                    Press Release of International Speedway Corporation
                         dated October 1, 1999

 99.1 Press Release of International Speedway Corporation dated October 5, 1999